UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2023 (December 11, 2023)

BURTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Pennsylvania Ave NW, Suite 700

Washington, DC 20004

(Address of principal executive offices, including zip code)

(202) 600-5757

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BRKHU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	BRKH	The Nasdaq Stock Market, LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BRKHW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As approved by its stockholders at the special meeting of stockholders held on December 11, 2023 (the “Special Meeting”), BurTech Acquisition Corp. (the “Company”) entered into an amendment to the investment management trust agreement dated as of December 10, 2021, with Continental Stock Transfer & Trust Company (the “Trust Amendment”). Pursuant to the Trust Amendment, the Company has the right to extend the time to complete a business combination twelve (12) times, each such extension for an additional one (1) month period (each an “Extension”), until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 (the “Extension Payment”) for each one-month Extension.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Trust Amendment, filed hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On December 11, 2023, the Company issued an aggregate of 9,487,495 shares of Class A common stock, par value $0.0001 per share (“Class A Shares”) to the holders of the Company’s shares of Class B common stock, par value $0.0001 per share (“Class B Shares”) upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering. The issuance of Class A Shares upon the Exchange has not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 3(a)(9) thereof.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by its stockholders at the Special Meeting held on December 11, 2023, the Company filed an amendment to its second amended and restated certificate of incorporation (the “Charter”) with the Delaware Secretary of State (the “Charter Amendment”), to (a) extend the date by which BurTech has to consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period from December 15, 2023 to December 15, 2024; and (b) change Section 4.3 (b)(i) of the Charter to allow the holders of shares of Class B Shares to convert their shares of Class B common stock to Class A Shares at the option of the holder.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 11, 2023, the Company held the Special Meeting. On November 16, 2023, the record date for the Special Meeting, there were 17,447,703 shares of common stock entitled to be voted at the Special Meeting. This includes 7,960,203 Class A Shares, and 9,487,500 Class B Shares (together being the outstanding shares of the Company’s common stock, referred to as the “Shares”). At the meeting, 16,072,458 Shares or 91% of such Shares were represented in person or by proxy.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting are as follows:

2

1.	Charter Amendment

Stockholders approved the proposal to amend the Company’s Charter: to (a) extend the date by which BurTech has to consummate a business combination up to twelve (12) times, each such extension for an additional one (1) month period from December 15, 2023 to December 15, 2024; and (b) change Section 4.3 (b)(i) of the Charter to allow the holders of shares of Class B Shares to convert their Class B Shares to Class A Shares at the option of the holder. The voting results, representing 89.97% of the Company’s Shares, were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,697,478	374,980	0	0

On December 11, 2023, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

2.	Trust Amendment

Stockholders approved the proposal to amend the Company’s investment management trust agreement, dated as of December 10, 2021 by and between the Company and Continental Stock Transfer & Trust Company to allow the Company to extend the time to complete a business combination twelve (12) times, each such Extension for an additional one (1) month period until December 15, 2024, by depositing into the Trust Account the lesser of $0.03 per unredeemed share of Class A common stock or $150,000 for each one-month Extension. Adoption of the Trust Amendment required approval by the affirmative vote of at least 65% of the Company’s Shares. The voting results, representing 89.97% of the Company’s Shares, were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,697,378	374,980	100	0

Item 8.01. Other Events.

In connection with the stockholders’ vote at the Special Meeting of Stockholders held by the Company on December 11, 2023, 2,285,040 shares were tendered for redemption. As a result, approximately $24.4 million (approximately $10.70 per share) will be removed from the Company’s trust account to pay such holders, without taking into account additional allocation of payments to cover any tax obligation of the Company, such as franchise taxes, but not including any excise tax, since that date.

On December 11, 2023, the Company issued an aggregate of 9,487,495 Class A Shares, to the holders of the Company’s Class B Shares, upon the exchange of an equal number of Class B Shares (the “Exchange”). The 9,487,495 Class A Shares issued in connection with the Exchange are subject to the same restrictions as applied to the Class B Shares before the Exchange, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our initial public offering.

Following redemptions and the Exchange, the Company will have 15,162,662 shares of Class A Common Stock and one share of Class B Common Stock, issued and outstanding.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description

3.1	Amendment to the Second Amended and Restated Certificate of Incorporation of BurTech Acquisition Corp. dated December 11, 2023
10.1	Amendment to the investment management trust agreement of December 10, 2021, between BurTech Acquisition Corp. and Continental Stock Transfer & Trust Company dated December 11, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURTECH ACQUISITION CORP.

	By:	/s/ Shahal Khan
		Name:	Shahal Khan
		Title:	Chief Executive Officer

Dated: December 15, 2023

4